SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) April 27, 1999

                       Palomar Medical Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                                 0-22340                                   04-3128178
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(State or Other Jurisdiction                (Commission                                 (IRS Employer
     of Incorporation)                      File Number)                                Identification No.)

45 Hartwell Avenue, Lexington, Massachusetts                          02421-3102
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code   781-676-7300
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                                 Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On April 27, 1999, Palomar Medical Technologies, Inc. ("Palomar") sold its majority-owned subsidiary Star Medical Technologies, Inc., a California corporation ("Star"), to Coherent, Inc. pursuant to an Agreement and Plan of Reorganization among Star, Coherent, three other shareholders of Star and Palomar (the "Agreement"). Coherent's wholly-owned subsidiary, Medical Technologies Acquisition, Inc., was merged with and into Star, with Star remaining as the surviving corporation.

         The total purchase price for all of the issued and outstanding capital stock of Star was $65 million, paid in cash. The purchase price was paid to shareholders of Star in proportion to their holdings of the capital stock of Star. On the date of the sale Palomar owned 82.46% of Star. Palomar received gross proceeds of $49,686,070, of which $3,254,908 will be held in escrow for one year as security for any claims which Coherent may have under the Agreement.

         The information that is set forth in Palomar's press release dated April 27, 1999, which is attached to this Current Report as an exhibit, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
(a)      Pro Forma Financial Information.


                                      Index

         Introduction                                                                                     2

         Pro Forma Consolidated Condensed Balance Sheet as of December 31, 1998                           3

         Pro Forma Consolidated Condensed Statement of Operations for the year ended
                  December 31, 1998                                                                       4

         Notes to Pro Forma Consolidated Condensed Balance Sheet as of December 31, 1998
                  and Pro Forma Consolidated Condensed Statement of Operations for the
                  year ended December 31, 1998                                                            5

         INTRODUCTION TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                            AS OF DECEMBER 31, 1998
                                       AND
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1998

         On December 7, 1998, Palomar Medical Technologies, Inc. ("Palomar" or the "Company") entered into an Agreement and Plan of Reorganization to sell all of the issued and outstanding shares of common stock of its majority-owned Star subsidiary to Coherent for $65,000,000 in cash. On the date of the sale, following the exercise of outstanding options to purchase 625,507 shares of Star's common stock at exercise prices ranging from $2.50 per share to $19.00 per share, Palomar's ownership percentage of Star was 82.46%. The stockholders of Palomar approved the sale on April 21, 1999 and on April 27, 1999 the Company completed the sale of Star to Coherent and received proceeds of approximately $49,600,000.

         The accompanying pro forma consolidated condensed balance sheet as of December 31, 1998 assumes that Palomar sold Star to Coherent on the last reported balance sheet date, December 31, 1998. The accompanying pro forma consolidated condensed Statement of Operations for the year ended December 31, 1998 assumes the sale of Star took place on January 1, 1998, the beginning of Palomar's fiscal year ended December 31, 1998. The pro forma consolidated condensed statement of operations do not include the effect of the gain from Palomar's sale of Star to Coherent.

         The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the sale of Star occurred during the periods presented, or which may be reported in the future.

         The accompanying pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements and related notes thereto for Palomar.

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                             As of December 31, 1998
                                   (Unaudited)

                                                   Historical                                  Pro Forma
                                                  Consolidated       Star                  Other Adjustments            Pro Forma
                                                 -------------  --------------      ----------------------------     --------------

Current Assets:
      Cash and cash equivalents                 $   1,874,718      $(310,088)  (b)  $  46,431,162    $           -     47,995,792
      Accounts receivable, net                      9,938,121     (9,339,566)                   -                -        598,555
      Inventories, net                              5,416,342     (3,072,843)                   -                -      2,343,499
      Escrow amount due from Coherent, Inc.                 -              -   (c)      3,254,908                -      3,254,908
      Other current assets                          1,056,388       (500,016)                   -                -        556,372
                                                --------------  --------------      -------------    -------------   --------------
           Total current assets                    18,285,569    (13,222,513)          49,686,070                -     54,749,126
                                                --------------  --------------      -------------    -------------   --------------

Property and Equipment, at Cost, Net
                                                    3,314,087       (933,050)                   -                -      2,381,037
                                                --------------  --------------      -------------    -------------   --------------

Other Assets:
      Cost in excess of net assets acquired, net    1,699,983       (816,537)                   -                -        883,446
      Deferred financing costs                         58,923              -                    -                -         58,923
      Other non-current assets                        167,352        (40,420)                   -                -        126,932
                                                --------------  --------------      -------------    -------------   --------------
           Total other assets
                                                    1,926,258       (856,957)                   -                -      1,069,301
                                                --------------  --------------      -------------    -------------    -------------
                                                $  23,525,914   $(15,012,520)       $  49,686,070                -    $58,199,464
                                                --------------  --------------      -------------    -------------   --------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of long-term debt               $   6,290,041     (4,000,000)       $           -                -      2,290,041
      Accounts payable                              6,553,745     (5,244,694)                   -                -      1,309,051
      Accrued expenses                             10,301,624     (3,080,371)                   - (d)    2,500,000      9,721,253
      Current portion of deferred revenue           1,143,796              -                    -                -      1,143,796
                                                --------------  --------------      --------------   -------------   --------------
                                                   24,289,206    (12,325,065)                   -        2,500,000     14,464,141
                                                ==============  ==============      ==============   =============   ==============

Net Liabilities of Discontinued Operations          1,680,171               -                   -                -      1,680,171
                                                --------------  --------------      --------------   -------------   --------------

Long-Term Debt, Net of Current Portion              3,150,000               -                   -                -      3,150,000
                                                --------------  --------------      --------------   -------------   --------------

Deferred Revenue, Net of Current Portion              870,000               -                   -                -        870,000
                                                --------------  --------------      -------------    -------------   --------------

Intercompany Payable                                        -    (12,885,893)                   - (e)   12,885,893              -
                                                --------------  --------------      -------------    -------------   --------------


Stockholders' Equity (Deficit):
      Preferred stock, $.01 par value-                     69              -                    -                -             69
      Common stock, $.01 par value-                   705,240     (2,488,800)                   - (e)    2,488,800        705,240
      Additional paid-in capital                  160,733,433     (1,874,823)                   - (e)    1,874,823    160,733,433
      Accumulated deficit                        (166,263,346)    14,562,061   (e)     17,249,516 (e)   47,186,070   (121,764,731)
      Less:  Treasury  stock-
          (345,000 shares at  cost)                (1,638,859)             -                    -                -     (1,638,859)
                                                --------------  --------------      -------------    -------------   --------------
           Total stockholders' equity (deficit)    (6,463,463)    10,198,438           17,249,516       51,549,693     38,035,152
                                                --------------  --------------      -------------    -------------   --------------
                                                $  23,525,914   $(15,012,520)       $  17,249,516    $  66,935,586   $ 58,199,464
                                                ==============  ==============      =============    =============   ==============

               PALOMAR MEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES

            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1998
                                   (Unaudited)

                                                         Historical                          Pro Forma
                                                        Consolidated         Star              Other            Pro Forma
                                                                                            Adjustments
                                                        --------------  ---------------    --------------    ----------------
                                                                              (f)
Revenues                                                $  44,514,057   $  (35,581,717)    $           -     $     8,932,340

Cost of Revenues                                           23,050,834      (12,733,833)                -          10,317,001
                                                        --------------  ---------------    --------------   ------------------
         Gross margin                                      21,463,223      (22,847,884)                -          (1,384,661)
                                                        --------------  ---------------    --------------   ------------------

Operating Expenses

         Research and development                           7,029,348       (3,869,088) (g)    1,333,333           4,493,593
         Sales and marketing                               15,132,595      (13,872,735) (i)    1,333,333           2,593,193
         Restructuring and asset write-off                   (131,310)                                              (131,310)
         General and administrative                         8,866,530       (5,748,432) (i)    4,000,000           7,118,098
                                                        --------------  ---------------    --------------   ------------------

                  Total operating expenses                 30,897,163      (23,490,255)        6,666,666          14,073,574
                                                        --------------  ---------------    --------------   ------------------

                  Loss from operations                     (9,433,940)         642,371        (6,666,666)        (15,458,235)
                                                        --------------  ---------------    --------------   ------------------

Interest Expense, net                                      (1,257,825)       1,030,065  (h)     (225,535)           (453,295)

Other Income                                                  724,522                -                 -             724,522
                                                        --------------  ---------------    --------------   ------------------

     Net Loss From Continuing Operations                 $ (9,967,243)   $   1,672,436      $ (6,892,201)     $  (15,187,008)
                                                        ==============  ===============    ==============   ==================

 Basic and Diluted Net Loss Per Common Share From:
         Continuing Operations                                 $(0.18)                                                $(0.26)
                                                        ==============                                      ==================

Weighted Average Number of
    Common Shares Outstanding                              62,868,696                                             62,868,696
                                                        ==============                                      ==================

             NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                            AS OF DECEMBER 31, 1998
                                       AND
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1998
                                   (Unaudited)


Note (1) Pro Forma Balance Sheet Adjustments

         The following pro forma adjustments are required to reflect the Company's sale of its majority-owned subsidiary, Star, to Coherent as of December 31, 1998 (the balance sheet date). Such allocations may be revised to reflect the actual costs of this transaction as of the closing date.

(a)           To eliminate Star's assets, liabilities and equity.

                               Other Pro Forma Adjustments                               Net Amount
                               ---------------------------                               ----------

(b)             To account for  Palomar's  net cash  received from the
                sale of Star to Coherent.                                               $46,431,162

(c)             To account  for the amount due from  Coherent  for the
                escrow related to the sale of Star.                                      $3,254,908

(d)             To  record  income  taxes due  related  to the sale of                   $2,500,000
                Star.

(e)             To reflect the gain, net of related income taxes, on the sale of
                Star as follows: Net proceeds to be received by
                    Palomar from Coherent
                                                          $48,688,619
                Less: Assumed Star deficit at
                    April 27, 1999                         (1,502,549)                  $47,186,070
                                                           -----------                  ===========

             NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                       AND
          PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1998
                                   (Unaudited)


Note (2) Pro Forma Statement of Operations Adjustments

         The following pro forma adjustments are required to reflect the pro forma consolidated condensed statements of operations as a result of the Company's anticipated sale of its majority-owned subsidiary, Star, to Coherent as of December 31, 1997. For purposes of the pro forma statement of operations, it is assumed that the sale of Star and resulting gain of approximately $47.1 million occurred on December 31, 1997 so that the statement of operations would only include results from continuing operations.

(f) To eliminate the effects of Star's operations on the consolidated statements of operations for the year ended December 31, 1998.


                                Other Pro Forma Adjustments                                    December 31, 1998
                                ---------------------------                                    -----------------

(g)        Represents the elimination of research and development
           expense allocated to Star by Palomar.                                                     $1,333,333
                                                                                                     ==========

(h)        Total interest expense reduction for Palomar due to the
           sale of Star to Coherent.                                                                   $804,530

                    Less:  10% interest expense charged to Star by
                        Palomar based on the weighted average
                        outstanding intercompany balances and
                        reflected on the historical statements of Star                               (1,030,065)
                                                                                                     -----------

                    Net pro forma adjustment interest expense
                        increase                                                                      $(225,535)
                                                                                                     ===========

(i)        To eliminate expenses allocated to Star by Palomar as follows:
                        General and Administrative                                                   $4,000,000
                        Selling and Marketing                                                        $1,333,333

(b)      Exhibits.
         ---------

         2.1 Agreement and Plan of Reorganization by and among Coherent, Inc., Medical Technologies Acquisition, Inc., Palomar Medical Technologies, Inc., Star Medical Technologies, Inc., Robert E. Grove, James Z. Holtz and David C. Mundinger dated as of December 7, 1998. (Previously filed as an exhibit to Palomar's Proxy Statement for its 1999 Special Meeting of Shareholders filed on March 12, 1999.)

         99.1     Text of press release dated April 27, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PALOMAR MEDICAL TECHNOLOGIES, INC.
                                              A Delaware Corporation



Dated: May 10, 1999                         By:       /s/
                                                 -------------------------------
                                                 Louis P. Valente
                                                 Chief Executive Officer
                                                 and President

                                  EXHIBIT INDEX

         One of the exhibits required to be filed herewith is incorporated by reference to one of Palomar's previous filings, as indicated below.

Exhibit Number    Description of Exhibit
--------------    ----------------------

         2.1 Agreement and Plan of Reorganization by and among Coherent, Inc., Medical Technologies Acquisition, Inc., Palomar Medical Technologies, Inc., Star Medical Technologies, Inc., Robert E. Grove, James Z. Holtz and David C. Mundinger dated as of December 7, 1998. (Previously filed as an exhibit to Palomar's Proxy Statement for its 1999 Special Meeting of Shareholders filed on March 12, 1999.)

         99.1     Text of press release dated April 27, 1999.